Exhibit 10.20

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

Share Sale Agreement

This agreement is dated 13 June 2021 (Agreement)

BETWEEN:

(a)	Paramount Global Limited;
(b)	Gladwin Ventures Pty Ltd;
(c)	Jeff Olyniec;
(d)	Ack Proprietary Limited ATF Markoff Superannuation Fund No.2;
(e)	Asiana Trading Corporation Limited;
(f)	Legats Pty Ltd ATF Simon Szewach Family Trust; and
(g)	Givoni Investments Pty Ltd ATF Givoni Investments Family Trust

(each a Transferee and collectively, Gelteq(s))

and

(a)	Gelteq Pty Ltd (ACN 619 501 254) (Gelteq)

RECITALS

A.	Gelteqs are all of the members of the Company Nutrigel Pty Ltd and all of the Unitholders of the Nutrigel Pty Ltd Unit Trust (Nutrigel).

B.	Nutrigel has 1740 Stapled Shares and Units on issue (Shares).

C.	The Transferor is the legal owner of the Shares.

D.	Each Transferor will transfer its Shares in Nutrigel to Gelteq in return for Gelteq issuing the same number of Ordinary Shares in Gelteq as set out herein.

OPERATIVE CLAUSES

1	Interpretation

In this Agreement, unless the context otherwise requires:

(a)	a reference to any legislation or legislative provision includes any statutory modification or re- enactment of, or legislative provision substituted for, and any subordinate legislation issued under, that legislation or legislative provision;

(b)	a reference to a clause or part of a clause is a reference to that clause or part of a clause of this Agreement;

(c)	the singular includes the plural and vice versa;

(d)	a reference to an individual or person includes a corporation, partnership, joint venture, association, authority, trust, state or government and vice versa;

(e)	a reference to any gender includes all genders;

(f)	a reference to a clause or schedule is to a clause or schedule of this Agreement;

(g)	headings are for convenience of reference only and do not affect interpretation;

(h)	a reference to $ is to Australian currency;

(i)	where an expression is defined, another part of speech or grammatical form of that expression has a corresponding meaning; and

(j)	where an expression is defined anywhere in this Agreement it has the same meaning throughout.

2	Conditions precedent

This Agreement is subject to, and conditional upon:

(a)	the members approving the transfer of the Shares and waiving any pre-emptive rights they may have in relation to the transfer; and

(b)	a director’s resolution being passed, approving of the transfer of the Shares;

(c)	any new members in Gelteq agreeing to be bound by the Shareholders Agreement by providing a Deed of Accession.

3	Agreement to sell and buy the Transferring Shares

(a)	Gelteqs each agree to transfer to Gelteq all of the Shares, free from any security interest or third-party interest together with all benefits rights and entitlements accrued or attached to the Transferring Shares.

(b)	Gelteq agrees to issue to each of the Transferor’s shares in Gelteq within 10 Business Days of the Date of this Agreement and in the numbers set out below:

Shareholder	Shares in Gelteq to be issued
Paramount Global Limited	53
Gladwin Ventures Pty Ltd	[*****	]
Jeff Olyniec	9
Ack Proprietary Limited ATF Markoff Superannuation Fund No.2	[*****	]
Asiana Trading Corporation Limited	1112
Legats Pty Ltd ATF Simon Szewach Family Trust	104
Givoni Investments Pty Ltd ATF Givoni Investments Family Trust	104
TOTAL	1740

4	Transfer of title

(a)	The Transferor warrants to Gelteq that the Transferor is now, and will immediately prior to the completion of the transfer of Transferring Shares under this Agreement (Completion), be the sole legal and beneficial owner of the Shares with full right, title and interest in them, free from any security or third-party interest.

(b)	Title, property and risk in the Shares remain solely with the Transferor until Completion and, subject to the terms of this Agreement, pass to Gelteq with effect on and from Completion.

(c)	The Transferor agrees that, subject to the terms of this Agreement, upon Completion, it will transfer the legal and beneficial ownership in full in the Shares to Gelteq.

5	Completion

(a)	The parties agree that immediately after Completion, they will do all things necessary to ensure that the directors, and the members of the Company do all things necessary to give effect to the transactions contemplated by this Agreement including recording the change in shareholding in its corporate register and with ASIC.

(b)	At Completion, the Transferor must deliver to Gelteq:

(i)	a duly executed transfer in favour of Gelteq and share certificates in respect of all the Shares;

(ii)	any other document which Gelteq requires to obtain good title to the Shares, including any power of attorney under which any document delivered under this Agreement has been signed.

6	Notices

(a)	In this Agreement, notices include any approvals, consents, instructions, orders, directions, statements, requests and certificates or other communications that may be given, or are required to be given, under this Agreement.

(b)	Unless expressly stated otherwise in this Agreement, all notices must be:

(i)	in writing;

(ii)	signed — if the party is a company, then the notice must be signed by the company’s directors or solicitors;

(iii)	left at the address, sent by prepaid ordinary post, sent by fax, or given in any other way permitted by law; and

(iv)	take effect from the time they are received unless a later time is specified.

(c)	If a notice is delivered after 5pm on any day, the Notice will be deemed to have been received at the commencement of business on the next business day.

7	Confidentiality

(a)	The parties acknowledge that by virtue of this Agreement, each may be afforded access to, and acquire knowledge of the other party’s proprietary and business information of a confidential nature including notes and discussions relating to the proposed transaction, financial information about a party, commercial information about the other party’s dealings with third parties, trade secrets including ideas and concepts not reduced to material form, technical information and technical drawings, product and market information due diligence materials and any information marked “confidential” or which the party has informed the other party is confidential or a trade secret (Confidential Information).

(b)	Confidential Information does not include information available to the public (other than through disclosure by a party in breach of this clause 9).

(c)	A party receiving any Confidential Information agrees that unless permitted under clause 9(d) Confidential Information will not be:

(i)	disclosed to any third party;

(ii)	used by the recipient for its own purposes; or

(iii)	disclosed to employees, contractors or agents who do not have a need to receive the Confidential Information in connection with this Agreement.

(d)	Confidential Information may be disclosed:

(i)	if it is no longer confidential;

(ii)	to a party’s solicitors or accountants for the purpose of assessing the commercial transaction contemplated in this Agreement;

(iii)	where disclosure is permitted or required by law; or

(iv)	where the disclosure is permitted in writing by the disclosing party.

8	General

(a)	Costs: Each party must pay its costs of entering into and negotiation of this Agreement.

(b)	Counterparts: This Agreement may be executed in any number of counterparts and all of those counterparts taken together constitute one and the same instrument.

(c)	Electronic records and signature: It is agreed by the parties that, notwithstanding the use herein of the words “writing,” “execution,” “signed,” “signature,” or other similar words, the parties intend that the use of electronic signatures and the keeping of records in electronic form be granted the same legal effect, validity or enforceability as a signature affixed by hand or the use of a paper-based record keeping system (as the case might be) to the extent and as provided for in any applicable law including Electronic Transactions Act 2000 (NSW), or any other similar laws.

(d)	Entire agreement: This Agreement is the entire agreement between the parties and supersedes all and any communications, negotiations, arrangements and agreements, whether oral or written, between the parties in respect of the matters that are the subject of this Agreement.

(e)	Further assurance: Each party must from time to time and in a timely manner do all things reasonably required of it by the other party to give effect to this Agreement.

(f)	No representations or warranties: The parties hereby acknowledge that no representations or warranties have been made other than those expressly recorded in this Agreement and that, in respect of this Agreement or any part of it including the transactions contemplated pursuant to this Agreement, no party has relied or will rely upon any representations or information, whether oral or written, previously provided to or discovered by it.

(g)	Powers, rights and remedies: Unless otherwise stated in this Agreement, the powers, rights and/or remedies of a party under this Agreement are cumulative and are in addition to any other powers, rights and remedies of that party. Nothing in this Agreement merges, extinguishes, postpones, lessens or otherwise prejudicially affects any power, right, or remedy that a party may have at any time against the other party to this Agreement or any other person.

(h)	Severance: If any provision of this Agreement is prohibited by law or judged by a court to be unlawful, void or unenforceable, the provision shall, to the extent required, be severed from this Agreement and rendered ineffective as far as possible without modifying the remaining provisions of this Agreement, and shall not in any way affect any other circumstances of or the validity or enforcement of this Agreement.

(i)	Third parties: This Agreement does not, and is not intended to, confer any rights or remedies upon any person other than the parties.

(j)	Waiver: A failure by either party to take action to enforce its rights does not constitute a waiver of any right or remedy under this Agreement unless it is in writing signed by the party granting the waiver.

(k)	Governing law and jurisdiction: The law of New South Wales, Australia governs this Agreement. The parties submit to the exclusive jurisdiction of the courts of New South Wales and the Federal Court of Australia and any courts which may hear appeals from those courts in respect of any proceedings in connection with this Agreement. Signed sealed and delivered as an agreement

Executed in accordance with section

127 of the Corporations Act 2001 (Cth)

by Paramount Global Limited by its

sole director/secretary:

/S/ Jeff Olyniec
Director Signature

Jeff Olyniec
Print Name

13 June 2021
Date Signed

Executed in accordance with section

127 of the Corporations Act 2001 (Cth)

by Gladwin Ventures Pty Ltd by its

sole director/secretary:

/S/ Rosalyn Gladwin
Director Signature

Rosalyn Gladwin
Print Name

13 June 2021
Date Signed

Signed by Jeff Olyniec:

/S/ Jeff Olyniec
Signature of Jeff Olyniec

13 June 2021
Date signed

Executed in accordance with section

127 of the Corporations Act 2001 (Cth)

by ACK Property Limited ATF Markoff

Superannuation Fund No.2 by its sole

director/secretary:

/S/ Jeffrey Markoff
Director Signature

Jeffrey Markoff
Print Name

13 June 2021
Date Signed

Executed in accordance with section
127 of the Corporations Act 2001 (Cth)
by Asiana Trading Limited by its sole
director/secretary:

/S/ Jeff Olyniec
Director Signature

Jeff Olyniec
Print Name

13 June 2021
Date Signed

Executed in accordance with section
127 of the Corporations Act 2001 (Cth)
by Legats Pty Ltd ATF Simon
Szewach Family Trust by its sole
director/secretary:

/S/ Simon Szewach
Director Signature

Simon Szewach
Print Name

13 June 2021
Date Signed

Executed in accordance with section
127 of the Corporations Act 2001 (Cth)
by Givoni Investments Pty Ltd ATF
Givoni Investments Family Trust by its
sole director/secretary:

/S/Jenna Givoni
Director Signature

Jenna Givoni
Print Name

13 June 2021
Date Signed

Executed in accordance with section

127 of the Corporations Act 2001 (Cth)

by Gelteq by its sole director/secretary:

/S/Nathan Givoni
Director Signature

Nathan Givoni
Print Name

13 June 2021
Date Signed